[Image]   Scudder Massachusetts Tax Free Fund Profile            [Image]
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     April 1, 1997

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     1. What Is The Fund's Objective?

     Scudder Massachusetts Tax Free Fund is a non-diversified fund that seeks to provide Massachusetts taxpayers with income exempt from both Massachusetts personal income tax and regular federal income tax.

     2. What Does The Fund Invest In?

     The Fund invests primarily (at least 80% of net assets) in long-term (more than 10 years) investment-grade municipal securities, including municipal bonds, variable rate demand instruments and municipal notes, of issuers located in Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam).

     At least 75% of the Fund's municipal securities will be investment-grade: rated Aaa, Aa or Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's or Fitch Investors Service, Inc. or their equivalent. The Fund may not invest in fixed-income securities rated below B by Moody's, S&P, or Fitch, or their equivalent.

     3. What Are The Risks Of Investing In The Fund?

     While the Fund invests primarily in investment-grade bonds, the Fund is still exposed to market risk and changes in interest rates. Consequently, the Fund's share price and yield are likely to vary from day to day. There is also a possibility the rating of a security held by the Fund may be downgraded after it is purchased. This decrease in rating may be the result of the inability of the state of Massachusetts or any of its local government entities to meet its financial obligations. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

     Because it is non-diversified, the Fund may invest a smaller number of issuers, which will subject it to greater market and credit risks than a diversified fund.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking double tax-free income -- exempt both from Massachusetts personal income tax and regular federal income tax. Depending on your tax bracket and individual situation, you may earn a substantially higher after-tax return from the Fund than from comparable investments that pay income subject to both Massachusetts state personal income tax and regular federal income tax.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Massachusetts Tax Free Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses (after expense maintenance) -- Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended March 31, 1996, during which Scudder maintained the total annualized expenses of the Fund at 0.75% of average daily net assets from January 1, 1995 to December 31, 1995. Actual total operating expenses for the fiscal year ended March 31, 1996, with waiver equaled 0.75% of average daily net assets.

       Investment management fee (after waiver)           0.60%

       12b-1 fees                                         None

       Other expenses                                     0.16%
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       Total Fund operating expenses                      0.76%
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       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $8             $24               $42               $94

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed since it commenced operations on May 28, 1987, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate. The Fund's 30-day net annualized SEC yield on March 31, 1997 was 4.75%.

                    THE PRINTED DOCUMENT CONTAINED A BAR CHART HERE

               BAR CHART TITLE: Total returns for years ended December 31:
               BAR CHART DATA:  Below

                         1988              12.39
                         1989               9.83
                         1990               6.33
                         1991              12.24
                         1992              10.84
                         1993              14.28
                         1994               6.19
                         1995              17.90
                         1996               4.07

                 The Fund's Average Annual Total Return for the
                         period ended March 31, 1997

                  One Year           5.39%
                  Five Years         7.73%
                  Ten Years          8.41%


     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is each managed by a team of Scudder investment professionals who each play an important role in the Fund's management process.

     Philip G. Condon, Lead Portfolio Manager of the Fund, joined Scudder in 1983 and has 16 years of experience in municipal investing and portfolio management. Mr. Condon has had responsibility for the Fund since 1989. Kathleen A. Meany, Portfolio Manager, has worked since 1988 for Scudder Massachusetts Tax Free Fund. Ms. Meany joined Scudder in 1988 and has 19 years of municipal investment and portfolio management experience.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500 ($1,000 for IRAs), except that shareholders may open a regular account with a minimum of $1,000 if an investment program of at least $100/month is established. A shareholder with a non-fiduciary account who maintains an account balance of less than $2,500 without establishing an investment program, may be assessed an annual fee of $10.00, payable to the Fund. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     Dividends are declared daily and distributed monthly. Capital gains distributions, if any, will be made in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Distributions derived from interest on Massachusetts municipal securities are not subject to regular federal income taxes, except for the possible applicability of the federal alternative minimum tax. For federal income tax purposes, a portion of the Fund's income may be taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. Distributions of tax-exempt income are taken into consideration in computing the portion, if any, of Social Security and railroad retirement benefits subject to federal and, in some cases, state taxes.

     The Fund expects to ordinarily provide income that is 100% free from Massachusetts personal income tax and regular federal income tax.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder